Contingencies and Other Accrued Losses	12 Months Ended
May 31, 2013
Contingencies and Other Accrued Losses

NOTE P—CONTINGENCIES AND OTHER ACCRUED LOSSES

Accrued loss reserves consist of the following:

May 31,	2013	2012
(In thousands)
Accrued product liability reserves	$15,582	$11,736
Accrued warranty reserves	8,591	13,564
Accrued environmental reserves	3,418	3,580

Total accrued loss reserves—Current	$27,591	$28,880

Accrued product liability reserves—noncurrent	$29,489	$28,592
Accrued warranty liability—noncurrent	739	1,187
Accrued environmental reserves—noncurrent	3,274	3,952

Total accrued loss reserves—Noncurrent	$33,502	$33,731

During our fiscal year ended May 31, 2013, we recorded an adjustment to our current product liability reserves to remove the impact of claims that we determined will not likely be paid out over the next 12 months, which should have been included in the long-term product liability reserves as of May 31, 2012. As a result, long-term accrued product liability reserves (a component of other long-term liabilities on our Consolidated Balance Sheets) were increased by $25.8 million, and current accrued product liability reserves (a component of accrued loss reserves on our Consolidated Balance Sheets) were decreased by an equal amount, in order to reflect this reclassification as of May 31, 2012.

We provide, through our wholly owned insurance subsidiaries, certain insurance coverage, primarily product liability coverage, to our other subsidiaries. Excess coverage is provided by third-party insurers. Our reserves provide for these potential losses as well as other uninsured claims. Product liability reserves are established based upon actuarial calculations of potential liability using industry experience, actual historical experience and actuarial assumptions developed for similar types of product liability claims, including development factors and lag times. While it is reasonably possible that excess liabilities, if they were to occur, could be material to operating results in any given quarter or year of their recognition, we do not believe that it is reasonably possible that excess liabilities would have a material adverse effect on our long-term results of operations, liquidity or consolidated financial position.

We also offer warranty programs at several of our industrial businesses and have established a product warranty liability. We review this liability for adequacy on a quarterly basis and adjust it as necessary. The primary factors that could affect this liability may include changes in the historical system performance rate as well as the costs of replacement. Provision for estimated warranty costs is recorded at the time of sale and periodically adjusted, as required, to reflect actual experience. It is probable that we will incur future losses related to warranty claims we have received but that have not been fully investigated and related to claims not yet received. While our warranty liability represents our best estimate at May 31, 2013, we can provide no assurances that we will not experience material claims in the future or that we will not incur significant costs to resolve such claims beyond the amounts accrued or beyond what we may recover from our suppliers. Product warranty expense is recorded within selling, general and administrative expense.

The following table includes the changes in our accrued warranty balances:

Year Ended May 31,	2013	2012	2011
(In thousands)
Beginning Balance	$14,751	$17,196	$17,602
Deductions (1)	(20,115)	(18,143)	(20,335)
Provision charged to SG&A expense	14,260	15,513	19,899
Acquisitions	434	185	30

Ending Balance	$9,330	$14,751	$17,196

(1)	Primarily claims paid during the year.

In addition, like other companies participating in similar lines of business, some of our subsidiaries are involved in several proceedings relating to environmental matters. It is our policy to accrue remediation costs when it is probable that such efforts will be required and the related costs can be reasonably estimated. These liabilities are undiscounted and are not material to our financial statements during any of the periods presented.

As previously disclosed, we recorded a $68.8 million accrual during the quarter ended February 28, 2013 associated with settlement discussions with the DOJ and the GSA Office of Inspector General aimed at resolving an existing investigation. Since first receiving a broad request for documents from the GSA in March 2011, we have cooperated, and continue to cooperate, with that investigation, which involves our compliance with certain pricing terms and conditions of our GSA Multiple Award Schedule contracts under which the roofing division of our Building Solutions Group sold products and services to the federal government. A substantial majority of the transactions as to which potential compliance issues were raised took place during the period from 2002 to 2008.

Following discussions with the DOJ and the GSA in December 2012, we developed and made an initial settlement proposal to the DOJ and the GSA in January 2013. The DOJ and the GSA responded with a counter-proposal in March 2013. Since that time, the parties have been engaged in further negotiations, and we now have an agreement-in-principle with the DOJ and the GSA Office of Inspector General regarding this matter. Assuming that a settlement agreement is finalized, we expect to pay a total of approximately $65.1 million in order to resolve the issues arising out of this investigation and other related costs. We are currently finalizing the terms of a settlement agreement with the DOJ, which we expect to sign during the first quarter of fiscal 2014.

The accrual for this contingency represents our assessment of the amount of probable loss that may result from this matter. In assessing our probable loss, we have considered the potentially disputed amounts under the relevant contracts, together with our understanding of policies for resolving such matters. The actual amount of our loss under the terms of any settlement may vary from the amount of the accrual. The accrual for this contingency is classified in other accrued liabilities in our Consolidated Balance Sheets and the loss is classified as estimated loss on contingency in our Consolidated Statements of Income as of and for the period ended May 31, 2013.